Registration No. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM S-8

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF L933



                          GEORGIA-PACIFIC CORPORATION
             (Exact name of registrant as specified in its charter)

                      GEORGIA                               93-0432081
          (State of Incorporation)             (IRS Employer Identification No.)

               L33 PEACHTREE STREET, N.E., ATLANTA, GEORGIA 30303
                    (Address of Principal Executive Offices)

           GEORGIA-PACIFIC CORPORATION 1990 LONG-TERM INCENTIVE PLAN GEORGIA-PACIFIC CORPORATION 1993 EMPLOYEE STOCK OPTION PLAN GEORGIA-PACIFIC CORPORATION 1994 EMPLOYEE STOCK OPTION PLAN
 GEORGIA-PACIFIC CORPORATION 1995 SHAREHOLDER VALUE INCENTIVE PLAN, AS AMENDED
                                  AND RESTATED
GEORGIA-PACIFIC CORPORATION/GEORGIA-PACIFIC GROUP 1997 LONG-TERM INCENTIVE PLAN
     GEORGIA-PACIFIC CORPORATION/TIMBER GROUP 1997 LONG-TERM INCENTIVE PLAN
          GEORGIA-PACIFIC CORPORATION SAVINGS AND CAPITAL GROWTH PLAN
             GEORGIA-PACIFIC CORPORATION HOURLY 401(K) SAVINGS PLAN
                           (Full Title of The Plans)
                               KENNETH F. KHOURY
                          VICE PRESIDENT AND SECRETARY
                          GEORGIA-PACIFIC CORPORATION
                           L33 PEACHTREE STREET, N.E.
                             ATLANTA, GEORGIA 30303
                    (Name and Address of Agent for Service)

                                 (404) 652-4839
                               (Telephone Number,
                              including area code,
                             of Agent for Service)

                        CALCULATION OF REGISTRATION FEE







                              Proposed  Proposed
                              Maximum   Maximum
                              Offering  Aggregate Amount of
Title of Securities   Amount to be  Price per     Offering  Registration
 to be Registered      Registered(1) Share (2)  Price            Fee

Georgia-Pacific
   Group Common
   Stock, par value
  $.80 per share  11,676,940 shares $62.00  $723,970,280    $213,571.23


                              Proposed  Proposed
                              Maximum   Maximum
                              Offering  Aggregate Amount of
Title of Securities   Amount to be  Price per     Offering  Registration
 to be Registered      Registered(1) Share (2)  Price            Fee


Timber Group Common
  Stock, par value
  $.80 per share   9,476,940 shares $25.125  $238,108,117.50  $70,241.90



In addition, pursuant to Rule 416(c) under the Securities Act of 1933, as amended (the "Securities Act"), this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the 401(k) plans described herein.
(1) This amount includes (i) 342,720 shares of Georgia-Pacific Corporation-Georgia-Pacific Group Common Stock ("G-P Group Stock") and 342,720 shares of Georgia-Pacific Corporation-Timber Group Common Stock ("Timber Group Stock") that may be acquired upon the exercise of options outstanding under the Georgia-Pacific Corporation 1990 Long-Term Incentive Plan; (ii) 31,950 shares of G-P Group Stock and 31,950 shares of Timber Group Stock that may be acquired upon the exercise of options outstanding under the Georgia-Pacific Corporation 1993 Employee Stock Option Plan; (iii) 303,200 shares of G-P Group Stock and 303,200 shares of Timber Group Stock that may be acquired upon the exercise of options outstanding under the Georgia-Pacific Corporation 1994 Employee Stock Option Plan; (iv) 4,600,000 shares of G-P Group Stock and 4,600,000 shares of Timber Group Stock that may be acquired upon the exercise of options granted under the Georgia-Pacific Corporation 1995 Shareholder Value Incentive Plan, as Amended and Restated;
     (v) 4,500,000 shares of G-P Group Stock that may be granted, or acquired upon the exercise of awards granted, under the Georgia-Pacific Corporation/Georgia-Pacific Group 1997 Long-Term Incentive Plan; (vi) 2,300,000 shares of Timber Group Stock that may be granted, or acquired upon the exercise of awards granted, under the Georgia-Pacific Corporation/Timber Group 1997 Long-Term Incentive Plan; (vii) 1,109,614 shares of G-P Group Stock and 1,109,614 shares of Timber Group Stock that may be offered and sold to participants in the Georgia-Pacific Corporation Savings and Capital Growth Plan; and (viii) 789,456 shares of G-P Group Stock and 789,456 shares of Timber Group Stock that may be offered and sold to participants in the Georgia-Pacific Corporation Hourly 401(k) Savings Plan.
(2) Determined pursuant to Rule 457(c) and (h), based on the average of the high and low sale prices reported for shares of G-P Group Stock and Timber Group Stock on the New York Stock Exchange on December 17, 1997.


                                  PART I

           INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS


     The documents constituting Part I of this Registration Statement will be sent or given to participants in the Georgia-Pacific Corporation 1990 Long-Term Incentive Plan, Georgia-Pacific Corporation 1993 Employee Stock Option Plan, Georgia-Pacific Corporation 1994 Employee Stock Option Plan, Georgia-Pacific Corporation 1995 Shareholder Value Incentive Plan, as Amended and Restated, Georgia-Pacific Corporation/Georgia-Pacific Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation/Timber Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation Savings and Capital Growth Plan and Georgia-Pacific Corporation Hourly 401(k) Savings Plan (the "Plans") as specified by Rule 428(b)(1) under the Securities Act.

                                  PART II

            INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.        Incorporation of Documents by Reference.

     The following documents filed with the Securities and Exchange Commission (the `Commission'') are incorporated by reference into this Registration
Statement:

     (a) the Annual Report on Form 10-K of Georgia-Pacific Corporation (the "Corporation") for the fiscal year ended December 31, 1996, as amended by Annual Report on Form 10-K/A filed on March 17, 1997, and as amended by Annual Report on Form 10-K/A-1 filed on March 25, 1997;

     (b) the Corporation's Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 1997, June 30, 1997, and September 30, 1997;

     (c) the Corporation's Current Reports on Form 8-K dated September 17, 1997 and September 18, 1997 and Current Report on Form 8-K/A dated September 18, 1997;

     (d) the Annual Report on Form 11-K of the Georgia-Pacific Corporation Savings and Capital Growth Plan (the "Savings Plan") for the fiscal year ended December 31, 1996;

     (e) all other reports filed by the Savings Plan pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since the end of the fiscal year covered by such plan's 1997 Annual Report on Form 11-K;

     (f) the Annual Report on Form 11-K of the Georgia-Pacific Corporation Hourly 401(k) Savings Plan (the "Hourly 401(k) Plan") for the fiscal year ended December 31, 1996;

     (g) all other reports filed by the Hourly 401(k) Plan pursuant to Section 13(a) or 15(d) of the Exchange Act, since the end of the fiscal year covered by the related 1997 Annual Report on Form 11-K;

     (h) the description of the G-P Group Stock contained in the Corporation's Registration Statement filed under Section 12 of the Exchange Act, including all amendments or reports filed for the purpose of updating such description; and

     (i) the description of the Timber Group Stock contained in the Corporation's Registration Statement filed under Section 12 of the Exchange Act, including all amendments or reports filed for the purpose of updating such description.

     All documents filed by the Corporation, the Savings Plan or the Hourly 401(k) Plan pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date hereof and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold, or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents with the Commission.

     Any statement contained in a document incorporated or deemed incorporated herein by reference shall be deemed to be modified or superseded for the purpose of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is, or is deemed to be, incorporated herein by reference modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.


Item 4.        Description of Securities.

     Not applicable.


Item 5.        Interests of Named Experts and Counsel.

     Not applicable.


Item 6.        Indemnification of Directors and Officers.

       Subsection (a) of Section 14-2-851 of the Georgia Business Corporation Code provides that a corporation may indemnify an individual who is party to a proceeding because he or she is or was a director against liability incurred in the proceeding if (1) such individual conducted himself or herself in good faith; and 2) such individual reasonably believed (A) in the case of conduct in his or her official capacity, that such conduct was in the best interests of the corporation, (B) in all other cases, that such conduct was at least not opposed to the best interests of the corporation; and (C) in the case of any criminal proceeding, that the individual had no reasonable cause to believe such conduct was unlawful. Subsection (d) of Section 14-2-851 of the Georgia Business Corporation Code provides that a corporation may not indemnify a director in connection with a proceeding by or in the right of the corporation, except for reasonable expenses incurred in connection with the proceeding if it is determined that the director has met the relevant standard of conduct, or in connection with any proceeding with respect to conduct for which he or she was adjudged liable on the basis that personal benefit was improperly received by him or her, whether or not involving action in his or her official capacity. Notwithstanding the foregoing, pursuant to Section 14-2-854 a court may order a corporation to indemnify a director if such court determines, in view of all the relevant circumstances, that it is fair and reasonable to indemnify the director even if the director has not met the relevant standard of conduct set forth in subsections (a) and (b) of Section 14-2-851 of the Georgia Business Corporation Code, failed to comply with Section 14-2-853 of the Georgia Business Corporation Code, or was adjudged liable in a proceeding referred to in paragraph (1) or (2) of subsection (d) of Section 14-2-851 of the Georgia Business Corporation Code, but if the director was adjudged so liable, the indemnification shall be limited to reasonable expenses incurred in connection with the proceeding.

       Section 14-2-852 of the Georgia Business Corporation Code provides that, a corporation shall indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he or she was a party because he or she was a director of the corporation against reasonable expenses incurred by the director in connection with the proceeding.

       Section 14-2-857 of the Georgia Business Corporation Code provides that a corporation may indemnify and advance expenses to an officer of the corporation who is a party to a proceeding because he or she is an officer of the corporation to the same extent as a director. If the officer is not a director, (or if the officer is a director but the sole basis on which he or she is made a party to the proceeding is an act or omission solely as an officer) to such further extent as may be provided by the articles of incorporation, the bylaws, a resolution of the board of directors, or contract except for liability arising out of conduct that constitutes (1) appropriation, in violation of their duties, of any business opportunity of the corporation, (2) acts or omissions which involve intentional misconduct or a knowing violation of law, (3) the types of liability set forth in Section 14-2-832 of the Georgia Business Corporation Code or (4) receipt of an improper personal benefit. An officer of a corporation who is not a director is entitled to mandatory indemnification under Section 14-2-852 of the Georgia Business Corporation Code and may apply to a court under Section 14-2-854 of the Georgia Business Corporation Code for indemnification, in each case to the same extent to which a director may be entitled to indemnification under those provisions. Finally, a corporation may also indemnify an employee or agent who is not a director to the extent, consistent with public policy, that may be provided by its articles of incorporation, bylaws, general or specific action by its board of directors or contract.


       In accordance with Article VI of the Corporation's Bylaws, every person (and the heirs and personal representatives of such person) who is or was a director, officer, employee or agent of the Corporation, or of any other corporation, partnership, joint venture, trust or other enterprise in which he served as such at the request of the Corporation, shall be indemnified by the Corporation against any and all liability and expense (including, without limitation, counsel fees and disbursements, and amounts of judgments, fines or penalties against, or amounts paid in settlement by, a director, officer, employee or agent) actually and reasonably incurred by him in connection with or resulting from any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative or in connection with any appeal relating thereto, in which he may become involved, as a party or otherwise, or with which he may be threatened, by reason of his being or having been a director, officer, employee or agent of the Corporation or such other corporation, partnership, joint venture, trust or other enterprise, or by reason of any action taken or omitted by him in his capacity as such whether or not he continues to be such at the time such liability or expense shall have been incurred. Every person (and the heirs and personal representatives of such person), to the extent that such person has been successful on the merits or otherwise with respect to any claim, action, matter, suit or proceeding is entitled to indemnification as of right for expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith. Except as provided in the preceding sentence, upon receipt of a claim for indemnification under Article VI of the Corporation's Bylaws, the Corporation shall proceed as follows, or as otherwise permitted by applicable law. If the claim is made by a director or officer of the Corporation, the Board of Directors, by a majority vote of a quorum consisting of directors who were not parties to the applicable action, suit or proceeding, shall determine whether the claimant met the applicable standard of conduct as set forth in subparagraphs (A) and (B) below. If such quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs, such determination shall be made by independent legal counsel (who may be the regular inside or outside counsel of the Corporation) in a written opinion. If such determination has not been made within 90 days after the claim is asserted, the claimant shall have the right to require that the determination be submitted to the shareholders at the next regular meeting of shareholders by vote of a majority of the shares entitled to vote thereon. If a claim is made by a person who is not a director or officer of the Corporation, the Chief Executive Officer and the general counsel of the Corporation shall determine, subject to applicable law, the manner in which there shall be made the determination as to whether the claimant met the applicable standard of conduct as set forth in subparagraphs (A) and (B) below. In the case of each claim for indemnification, the Corporation shall pay the claim to the extent the determination is favorable to the person making the claim.

     (A) In the case of a claim, action, suit or proceeding other than by or in the right of the Corporation to procure a judgment in its favor, the director, officer, employee or agent must have acted in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, in addition, in any criminal action or proceeding, had no reasonable cause to believe that his conduct was unlawful. In addition, any director seeking indemnification must not have been adjudged liable on the basis that any personal benefit was received by him. For the purpose of this subparagraph (A), the termination of any claim, action, suit or proceeding, civil, criminal or administrative, by judgment, order, settlement (either with or without court approval) or conviction, or upon a plea of guilty or nolo contendere or its equivalent, shall not create a presumption that a director, officer, employee or agent did not meet the standards of conduct set forth in this subparagraph.

     (B) In the case of a claim, action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor, the director, officer, employee or agent must have acted in good faith in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation; provided, however, that no indemnification under this subparagraph (B) shall be made (1) with regard to any claim, issue or matter as to which such director, officer, employee or agent shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine that, despite the adjudication of liability but in view of all the circumstances of the case, such director, officer, employee or agent is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper, or (2) for amounts paid, or expenses incurred, in connection with the defense or settlement of any such claim, action, suit or proceeding, unless a court of competent jurisdiction has approved indemnification with regard to such amounts or expenses.

       Pursuant to Article VI of the Corporation's Bylaws, expenses incurred by any person who is or was a director, officer, employee or agent of the Corporation with respect to any claim, action, suit or proceeding of the character described in the first sentence of the preceding paragraph shall be advanced by the Corporation prior to the final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it shall be ultimately determined that he is not entitled to indemnification. Indemnification and advancement of expenses pursuant to Article VI of the Corporation's Bylaws is not exclusive of any rights to which any such director, officer, employee or other person may otherwise be entitled by contract or by law.

     The Corporation carries insurance policies insuring its liability to officers and directors under the foregoing indemnity and insuring its officers and directors against liability incurred in their capacity as such.


Item 7.        Exemption from Registration Claimed.

     Not applicable.



Item 8.        Exhibits.

     Exhibit No.                Description


     4.1       Articles of Incorporation, restated as of December 16, 1997.
     4.2 Bylaws, as amended to date. (Filed as Exhibit 3 to the Corporation's Form 8-A as filed with the Commission on November 25, 1997, and incorporated herein by this reference thereto).

     4.3 Rights Agreement, dated as of December 16, 1997, between Georgia-Pacific Corporation and First Chicago Trust Company of New York, with form of G-P Rights Certificate attached as Exhibit A-1, Form of Timber Rights Certificate attached as Exhibit A-2, Series B Preferred Stock Designation attached as Exhibit B-1 and Series C Preferred Stock Designation attached as Exhibit B-2 (Filed as
               Exhibit 4.3(ii) to the Corporation's Amendment No. 1 to Registration Statement on Form S-4 dated October 29, 1997).

     5         Opinion of James F. Kelley, Esq.

     23        Consent of Arthur Andersen LLP.

     23.1      Consent of James F. Kelley, Esq.
               (see Exhibit 5)

     24        Powers of Attorney.

     99.1 1990 Long-Term Incentive Plan. (Filed as Exhibit 10.5(i) to the Corporation's Annual Report on Form 10-K for the year ended December 31, 1996, and incorporated herein by this reference thereto).

     99.2      Amendment No. 1 to 1990 Long-Term Incentive Plan. (Filed as
               Exhibit 10.5(ii) to the Corporation's Annual Report on Form 10-K for the year ended December 31, 1996, and incorporated herein by this reference thereto).

     99.3      Amendment No. 2 to the 1990 Long-Term Incentive Plan (Filed as
               Exhibit 10.8(iii) to the Corporation's Quarterly Report on Form 10-Q for the quarter ended March 31, 1995, and incorporated herein by this reference thereto).

     99.4 1993 Employee Stock Option Plan (Filed as Exhibit 4.3 to the Corporation's Form S-8 as filed with the Commission on February 23, 1993, and incorporated herein by this reference thereto).

     99.5 Form of Replacement Option Under the 1993 Employee Stock Option Plan (Georgia-Pacific Group Stock).

     99.6 Form of Replacement Option Under the 1993 Employee Stock Option Plan (Timber Stock).

     99.7 1994 Employee Stock Option Plan (Filed as Exhibit 4.3 to the Corporation's Form S-8 as filed with the Commission on March 25, 1994, and incorporated herein by this reference thereto).

     99.8 Form of Replacement Option Under the 1994 Employee Stock Option Plan (Georgia-Pacific Group Stock).

     99.9 Form of Replacement Option Under the 1994 Employee Stock Option Plan (Timber Stock).

     99.10     Georgia-Pacific Corporation 1995 Shareholder Value
               Incentive Plan, as Amended and Restated Effective December 16, 1997.
               (Filed as Exhibit 10.8(iv) to the Corporation's Amendment No. 2 to Registration Statement on Form S-4 as filed with the Commission on November 7, 1997.)

     99.11 Form of Replacement Option Under the 1995 Shareholder Value Incentive Plan (Georgia-Pacific Group Stock) (1995 Grant).

     99.12 Form of Replacement Option Under the 1995 Shareholder Value Incentive Plan (Timber Stock) (1995 Grant).

     99.13 Form of Replacement Option Under the 1995 Shareholder Value Incentive Plan (Georgia-Pacific Group Stock) (1996 Grant).

     99.14 Form of Replacement Option Under the 1995 Shareholder Value Incentive Plan (Timber Stock) (1996 Grant).

     99.15 Form of Replacement Option Under the 1995 Shareholder Value Incentive Plan (Georgia-Pacific Stock) (1997 Grant).

     99.16 Form of Replacement Option Under the 1995 Shareholder Value Incentive Plan (Timber Stock) (1997 Grant).

     99.17 Form of Special Replacement Option Under the 1995 Shareholder Value Incentive Plan (1997 Grant).

     99.18 Form of Special Replacement Option Under the Amended 1995 Shareholder Value Incentive Plan (Timber Stock) (1997 Grant).

     99.19     Georgia-Pacific Corporation/Georgia-Pacific Group
               1997 Long-Term Incentive Plan. (Filed as Exhibit 10.10(i) to the Corporation's Amendment No. 2 to Registration Statement on Form S-4 as filed with the Commission on November 7, 1997.)

     99.20     Georgia-Pacific Corporation/Timber Group
               1997 Long-Term Incentive Plan. (Filed as Exhibit 10.10(ii) to the Corporation's Amendment No. 2 to Registration Statement on Form S-4 as filed with the Commission on November 7, 1997.)

     99.21     Form of Timber Group 1997 Long-Term Incentive Plan Option.

     The Registrant will submit or has submitted the Savings Plan and the Hourly 401(k) Plan (the "Savings Plans") and any amendments thereto to the Internal Revenue Service ("IRS") in a timely manner and has made or will make all changes required by the IRS in order to qualify the Savings Plans under Section 401 of the Internal Revenue Code of 1986, as amended.

Item 9.        Undertakings.

     The undersigned Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement;

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

     provided, however, that the undertakings set forth in paragraphs (i) and

     (ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this registration statement.

     (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (4) That, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.



                                SIGNATURES

     The Registrant.     Pursuant to the requirements of the Securities Act

of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on this 18th day of December, 1997.

                         GEORGIA-PACIFIC CORPORATION
                         (Registrant)



                         By: /s/ John F. McGovern

                              John F. McGovern
                              Executive Vice President - Finance and
                                Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature                     Title                              Date


As officers or directors of
GEORGIA-PACIFIC CORPORATION


/s/ A. D. Correll    Director, Chairman,              December 18, 1997
A. D. Correll        Chief Executive Officer and
                     President
                     (Principal Executive
                     Officer)

/s/ John F. McGovern  Executive Vice President -       December 18, 1997
John F. McGovern      Finance and Chief Financial Officer
                      (Principal Financial Officer)


/s/ James E. Terrell   Vice President and              December 18, 1997
James E. Terrell       Controller (Principal
                       Accounting Officer)


     *                 Director                        December 18, 1997
 Robert Carswell

     *                 Director                        December 18, 1997
 Jane Evans


      *                 Director                       December 18, 1997
 Donald V. Fites


       *                Director                       December 18, 1997
Harvey C. Fruehauf, Jr.

        *               Director                       December 18, 1997
Richard V. Giordano


        *               Director                       December 18, 1997
David R. Goode


        *               Director                      December 18, 1997
T. Marshall Hahn, Jr.



         *              Director                      December 18, 1997
M. Douglas Ivester



         *              Director                      December 18, 1997
Francis Jungers


          *              Director                     December 18, 1997
Louis W. Sullivan

          *              Director                     December 18, 1997
James B. Williams



*By: /s/ James F. Kelley
    James F. Kelley

As Attorney-in-Fact for the Directors above beside whose names an asterisk appears.




     Savings and Capital Growth Plan.

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Georgia-Pacific Corporation Savings and Capital Growth Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on the 18th day of December, 1997.




                         GEORGIA-PACIFIC CORPORATION
                           SAVINGS AND CAPITAL GROWTH PLAN


                         By:  GEORGIA-PACIFIC CORPORATION
                              Plan Administrator



                         By:   /s/ Rebecca M. Crockford
                              Rebecca M. Crockford
                              Vice President - Compensation
                                     and Benefits





     Hourly 401(k) Savings Plan.

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Georgia-Pacific Corporation Hourly 401(k) Savings Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on the 18th day of December, 1997.



                         GEORGIA-PACIFIC CORPORATION
                           HOURLY 401(k) SAVINGS PLAN


                         By:  GEORGIA-PACIFIC CORPORATION
                              Plan Administrator

                         By:   /s/ Rebecca M. Crockford
                              Rebecca M. Crockford
                              Vice President - Compensation
                                       and Benefits




INDEX TO EXHIBITS


Exhibit No.                Sequentially Numbered Description


     4.1       Articles of Incorporation, restated as of December 16, 1997.
     *

     4.2 Bylaws, as amended to date. (Filed as Exhibit 3 to the Corporation's
               Form 8-A as filed with the Commission on November 25, 1997, and incorporated herein by this reference thereto).

     4.3 Rights Agreement, dated as of December 16, 1997, between Georgia-Pacific Corporation and First Chicago Trust Company of New York, with form of G-P Group Rights Certificate attached as Exhibit A-1, Form of Timber Group Rights Certificate attached as Exhibit A-2, Series B Preferred Stock Designation attached as Exhibit B-1 and Series C Preferred Stock Designation attached as Exhibit B-2. (Filed as Exhibit 4.3(ii) to the Corporation's Amendment No. 1 to Registration Statement on Form S-4 dated October 29, 1997).

     5         Opinion of James F. Kelley, Esq.                       *

     23        Consent of Arthur Andersen LLP.                        *

     23.1      Consent of James F. Kelley, Esq.                       *
               (see Exhibit 5)

     24        Powers of Attorney.                                    *

     99.1 1990 Long-Term Incentive Plan. (Filed as Exhibit 10.5(i) to the Corporation's Annual Report on Form 10-K for the year ended December 31, 1996, and incorporated herein by this reference thereto).

     99.2      Amendment No. 1 to 1990 Long-Term Incentive Plan. (Filed as
               Exhibit 10.5(ii) to the Corporation's Annual Report on Form 10-K for the year ended December 31, 1996, and incorporated herein by this reference thereto).

     99.3      Amendment No. 2 to the 1990 Long-Term Incentive Plan (Filed as
               Exhibit 10.8(iii) to the Corporation's Quarterly Report on Form 10-Q for the quarter ended March 31, 1995, and incorporated herein by this reference thereto).

     99.4 1993 Employee Stock Option Plan (Filed as Exhibit 4.3 to the Corporation's Form S-8 as filed with the Commission on February 23, 1993, and incorporated herein by this reference thereto).

     99.5      Form of Replacement Option Under the 1993 Employee Stock Option
               Plan (Georgia-Pacific Group Stock).                         *

     99.6      Form of Replacement Option Under the 1993 Employee Stock Option
               Plan (Timber Stock).                                        *

     99.7 1994 Employee Stock Option Plan (Filed as Exhibit 4.3 to the Corporation's Form S-8 as filed with the Commission on March 25, 1994, and incorporated herein by this reference thereto).

     99.8      Form of Replacement Option Under the 1994 Employee Stock Option
               Plan (Georgia-Pacific Group Stock).                         *

     99.9      Form of Replacement Option Under the 1994 Employee Stock Option
               Plan (Timber Stock).                                        *

     99.10     Georgia-Pacific Corporation 1995 Shareholder Value
               Incentive Plan, as Amended and Restated Effective December 16, 1997. (Filed as Exhibit 10.8(iv) to the Corporation's Amendment No. 2 to Registration Statement on Form S-4 as filed with the Commission on November 7, 1997.)

     99.11     Form of Replacement Option Under the Shareholder Value Incentive
               Plan (Georgia-Pacific Group Stock) (1995 Grant).            *

     99.12     Form of Replacement Option Under the Shareholder Value Incentive
               Plan (Timber Stock) (1995 Grant).                           *

     99.13     Form of Replacement Option Under the Shareholder Value Incentive
               Plan (Georgia-Pacific Group Stock) (1996 Grant).            *

     99.14     Form of Replacement Option Under the Shareholder Value Incentive
               Plan (Timber Stock) (1996 Grant).                           *

     99.15     Form of Replacement Option Under the Shareholder Value Incentive
               Plan (Georgia-Pacific Group Stock) (1997 Grant).            *

     99.16     Form of Replacement Option Under the Shareholder Value Incentive
               Plan (Timber Stock) (1997 Grant).                           *

     99.17     Form of Special Replacement Option Under the 1995 Shareholder
               Value Incentive Plan (1997 Grant).                          *

     99.18 Form of Special Replacement Option Under the Amended 1995 Shareholder Value Incentive Plan (Timber Stock) (1997 Grant).*

      99.19    Georgia-Pacific Corporation/Georgia-Pacific Group
               1997 Long-Term Incentive Plan. (Filed as Exhibit 10.10(i) to the Corporation's Amendment No. 2 to Registration Statement on Form S-4 as filed with the Commission on November 7, 1997.)

     99.20     Georgia-Pacific Corporation/Timber Group
               1997 Long-Term Incentive Plan. (Filed as Exhibit 10.10(ii) to the Corporation's Amendment No. 2 to Registration Statement on Form S-4 as filed with the Commission on November 7, 1997.)

     99.21     Form of Timber Group 1997 Long-Term Incentive
               Plan Option.                                                 *

*Filed by EDGAR.